Q3 Fiscal Year 2016 Financial Highlights

For the quarter ended October 31, 2015

November 24, 2015

Tech Data

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency") , sales adjusted for the impact of the exit of certain country operations, non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures

Worldwide

Net Sales

$ in Billions



$6.8
$7.3
$5.9
$6.6
$6.4
39%
35%
40%
42%
40%
61%
65%
60%
58%
60%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Americas
Europe

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Reported Y/Y Growth	6%	-8%	-12%	-4%	-5%
Adjusted Y/Y Growth[*]	8%	-1%	1%	9%	5%

[*] Adjusted for the impact of changes in foreign currencies; beginning in Q1 FY16, adjusted sales growth excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- Q3 FY16 worldwide reported net sales declined 5% year-over-year to $6.4 billion.
- On a constant currency basis, and excluding from the prior period sales generated in Chile, Peru and Uruguay, Q3 FY16 worldwide net sales increased approximately 5% year-over-year and declined approximately 2% sequentially.

TechData

The Americas

Net Sales

$ in Billions



$2.6
$2.6
$2.3
$2.7
$2.6
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Reported Y/Y growth	3%	-5%	-6%	1%	-3%
Adjusted y/y growth[1]	3%	-4%	-1%	5%	2%

- The Americas Q3 FY16 reported net sales declined 3% year-over-year to $2.6 billion.
- On a constant currency basis, and excluding from the prior period sales generated in Chile, Peru and Uruguay, the Americas Q3 FY16 net sales increased approximately 2% year-over-year and decreased approximately 6% sequentially.

[1] Adjusted for the impact of changes in foreign currencies; beginning in Q1 FY16, adjusted sales growth excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

Europe

Net Sales

$ in Billions



$4.1
$4.8
$3.5
$3.8
$3.9
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Reported Y/Y growth	8%	-9%	-17%	-7%	-6%
y/y CC growth[*]	12%	1%	2%	11%	6%

- Europe's Q3 FY16 reported net sales decreased 6% year-over-year to $3.9 billion.
- On a constant currency basis, Europe's Q3 FY16 net sales increased 6% year-over-year and were flat sequentially.

[*] CC: constant currency

Worldwide

Gross Profit and Margin

$ in Millions



$335.0
$372.3
$291.9
$325.3
$314.8
4.95%
5.07%
4.96%
4.94%
4.90%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Gross Profit
Gross Margin

- Q3 FY16 gross profit declined 6% year-over-year to $314.8 million, primarily due to the impact of weaker foreign currencies.
- On a constant currency basis, Q3 FY16 gross profit increased approximately 3 percent year-over-year.
- Q3 FY16 gross profit margin of 4.90% declined 5 basis points year-over-year, primarily due to product mix.

Worldwide

SG&A Expenses (Non-GAAP) [1] $ in Millions



$264.2
$260.5
$241.7
$244.1
$243.9
3.91%
3.55%
4.11%
3.71%
3.79%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Non-GAAP SG&A exp
Non-GAAP SG&A %

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
GAAP SG&A exp	$271.2	$266.9	$247.5	$250.0	$249.6
GAAP SG&A %	4.01%	3.64%	4.20%	3.80%	3.88%

- Q3 FY16 non-GAAP SG&A expenses, which exclude acquisition-related intangibles amortization expense of $5.7 million, declined 8% year-over-year to $243.9 million, primarily due to weaker foreign currencies.
- On a constant currency basis, Q3 FY16 non-GAAP SG&A increased approximately $3 million, or 1 percent year-over-year
- Q3 FY16 non-GAAP SG&A as a percentage of net sales declined 12 basis points year-over-year primarily due to operating leverage from higher sales and good expense management in Europe.
- Q3 FY16 depreciation and amortization expense was $14.3 million.

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. See GAAP to Non-GAAP reconciliation in the appendix.

Worldwide

Operating Income (Non-GAAP) [1]

$ in Millions



$70.8
$111.7
$50.2
$81.2
$70.9
1.05%
1.52%
0.85%
1.23%
1.10%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Non-GAAP Operating Income
Non-GAAP Operating Margin

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
GAAP Operating Inc	$66.7	$101.9	$81.9	$106.2	$68.1
GAAP Operating Mrgn.	0.99%	1.39%	1.39%	1.61%	1.06%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

- Q3 FY16 worldwide non-GAAP operating income was $70.9 million, essentially flat compared to the prior-year quarter.
- On a constant currency basis, Q3 FY16 worldwide non-GAAP operating income grew approximately $6 million, or 9 percent year-over-year.
- Q3 FY16 worldwide non-GAAP operating margin improved 5 basis points year-over-year to 1.10% of net sales.



The Americas

Operating Income (Non-GAAP) (1)(2) — $ in Millions



$38.2
$39.3
$24.4
$40.0
$36.6
1.44%
1.53%
1.04%
1.46%
1.42%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
GAAP Operating Income(1)	$42.2	$37.8	$62.4	$60.8	$38.9
GAAP Operating Margin(1)	1.60%	1.47%	2.67%	2.21%	1.51%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

- The Americas' Q3 FY16 non-GAAP operating income of $36.6 million declined 4% year-over-year.
- Q3 FY16 non-GAAP operating margin of 1.42% declined 2 basis points year-over year.

Europe

Operating Income (Non-GAAP) (1)(2) — $ in Millions



$76.4
$45.2
$36.5
$37.9
$29.6
1.60%
1.18%
0.89%
0.98%
0.83%
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
GAAP Operating Income(1)	$28.4	$67.9	$23.4	$49.4	$32.8
GAAP Operating Margin(1)	0.69%	1.42%	0.66%	1.29%	0.85%

(1) *Before stock compensation expense.*
(2) *See the GAAP to non-GAAP reconciliation in the appendix.*

- Europe's Q3 FY16 non-GAAP operating income of $37.9 million grew 4% year-over-year.
- On a constant currency basis, Europe's Q3 FY16 non-GAAP operating income grew $7 million, or 19 percent.
- Europe's Q3 FY16 non-GAAP operating margin improved 9 basis points year-over-year to 0.98%.

Worldwide

Net Income and EPS (Non-GAAP) (1) — $ in Millions except EPS



$45.3
$74.9
$29.6
$52.5
$45.2
$1.18
$1.96
$0.80
$1.43
$1.28
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Non-GAAP Net Income
Non-GAAP EPS - diluted

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
GAAP Net Income	$41.7	$80.7	$51.3	$76.4	$41.9
GAAP EPS - diluted	$1.09	$2.11	$1.38	$2.09	$1.18
Weighted Average Shares Outstanding - Diluted	38,433	38,282	37,036	36,615	35,397

(1) *See the GAAP to non-GAAP reconciliation in the appendix.*

- Excluding non-GAAP adjustments, the effective tax rate for Q3 FY16 was 29.8%, consistent with the prior year quarter.
- Non-GAAP net income for Q3 FY16 was $45.2 million, essentially flat compared to the prior year quarter.
- Non-GAAP earnings per diluted share for Q3 FY16 grew 8% year-over-year to $1.28.
- On a constant currency basis, Q3 FY16 non-GAAP net income grew approximately $4 million year-over-year (approximately 9 percent), or $0.22 per diluted share.

Worldwide

Cash Metrics

Cash Conversion Cycle

	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Days of Sales Outstanding	41	35	40	37	41
Days of Supply	33	26	32	29	32
Days of Purchases Outstanding	(50)	(41)	(49)	(47)	(52)
Cash Conversion Cycle	**24**	**20**	**23**	**19**	**21**

Cash Flow from Operations

$ in Millions


-$108
$177
$103
$200
-$82
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16

- Cash used by operations in Q3 FY16 was $82 million.
- On a year-to-date basis, cash generated from operations was $221 million.
- The cash balance at the end of Q3 FY16 was $586 million.
- Funds available for use under credit facilities were approximately $744 million at the end of Q3 FY16.

Worldwide

Balance Sheet Highlights

$ in Millions

Debt to Total Capital


16%
16%
16%
16%
16%

	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16
Debt	$398	$365	$368	$370	$365
Equity	$2,086	$1,960	$1,972	$1,964	$1,968
Debt to Total Capital ratio	16%	16%	16%	16%	16%

- Q3 FY16 accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $28.5 million
- Capital expenditures were $8 million in Q3 FY16. For fiscal 2016 the company expects capital expenditures of approximately $35 million.
- At October 31, 2015, the company had approximately $1.97 billion of equity, and 35.1 million shares outstanding resulting in book value of $56.10 per share. The company had approximately $328 million of goodwill and acquired intangibles resulting in tangible book value of approximately $46.75 per share.

Worldwide

Share Repurchase Activity Q3 FY16

	Amount Repurchased ($ millions)	Number of Shares Repurchased (millions)	Average Price Per Share
Q3 FY16 Share Repurchases	$36.9	0.603	$61.19
Q3 YTD FY16 Share Repurchases	$147.0	2.497	$58.87
Cumulative Repurchases Since FY 2006	$1,300.0	30.059	$43.25

Worldwide

Return on Invested Capital[1] (Non-GAAP)



12%
10%
11%
12%
FY13
FY14
FY15
Q3 FY16

- Company's estimated Weighted Average Cost of Capital ~ 8.6% [2]

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, November 19, 2015.

Worldwide

Customer and Product Mix

Customers

(% of total net sales)



VARs
46%
Retail / Direct Marketers
30%
Corporate Resellers
24%

Products

(% of total net sales)



Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software
18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline
46%
Mobile Phones
Accessories
Mobility
11%
Data Center
22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics
3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended October 31, 2015.

- In Q3 FY16, Apple represented approximately 20% of net sales, HP approximately 19% of net sales and Cisco approximately 10% of net sales.

Business Outlook

Q4 Fiscal Year 2016

- For the fourth quarter ending January 31, 2016, the Company anticipates net sales to be in the range of $7.05 billion to $7.25 billion. This assumes year-over-year constant currency sales growth of mid-single digits in both regions.
- This outlook excludes approximately $78 million of net sales from the previous year's fourth quarter due to the Company's exit from Chile, Peru and Uruguay.
- The Company also expects the gross margin percentage to be in line with recent levels, a non-GAAP effective tax rate of 25 to 27 percent and the average U.S. dollar to euro currency exchange rate to be $1.07 to €1.00.

Forward-Looking Statements

APPENDIX
GAAP to Non-GAAP Reconciliations

SG&A

Selling, general and administrative ("SG&A")	October 31, 2014	Three months ended January 31, 2015	April 30, 2015	July 31, 2015	Three months ended October 31, 2015
(In thousands)					
Net Sales	$ 6,761,181	$ 7,339,491	$ 5,887,229	$ 6,580,393	$ 6,428,540
GAAP SG&A expenses	$ 271,235	$ 266,890	$ 247,481	$ 249,816	$ 249,611
Acquisition-related amortization of intangibles	(7,053)	(6,354)	(5,780)	(5,707)	(5,671)
Non-GAAP SG&A expenses	$ 264,182	$ 260,536	$ 241,701	$ 244,109	$ 243,940
GAAP SG&A percentage of net sales	4.01%	3.64%	4.20%	3.80%	3.88%
Non- GAAP SG&A percentage of net sales	3.91%	3.55%	4.11%	3.71%	3.79%

Operating Income Q3 FY16

(In thousands)	Three months ended October 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,572,751**	**$ 3,855,789**		**$ 6,428,540**
GAAP operating income[1]	$ 38,857	$ 32,817	$ (3,621)	$ 68,053
Restatement and remediation-related expenses	34	13		47
Loss on disposal of subsidiaries	182	-		182
Acquisition-related amortization of intangibles	583	5,088		5,671
LCD settlements, net	(3,049)	-		(3,049)
Total non-GAAP operating income adjustments	(2,250)	5,101		2,851
Non-GAAP operating income	**$ 36,607**	**$ 37,918**	**$ (3,621)**	**$ 70,904**
GAAP operating margin	**1.51%**	**0.85%**		**1.06%**
Non-GAAP operating margin	**1.42%**	**0.98%**		**1.10%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q2 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended July 31, 2015			
Net Sales	**$ 2,745,429**	**$ 3,834,964**		**$ 6,580,393**
GAAP operating income[1]	$ 60,752	$ 49,443	$ (3,960)	$ 106,235
Restatement and remediation-related expenses	146	18		164
LCD settlements, net	(21,527)	-		(21,527)
Value added tax assessment	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	154	-		154
Acquisition-related amortization of intangibles	445	5,262		5,707
Total non-GAAP operating income adjustments	(20,782)	(4,283)		(25,065)
Non-GAAP operating income	**$ 39,970**	**$ 45,160**	**$ (3,960)**	**$ 81,170**
GAAP operating margin	**2.21%**	**1.29%**		**1.61%**
Non-GAAP operating margin	**1.46%**	**1.18%**		**1.23%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q1 FY16

(In thousands)	Three months ended April 30, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,339,260**	**$ 3,547,969**		**$ 5,887,229**
GAAP operating income[1]	$ 62,359	$ 23,397	$ (3,818)	$ 81,938
Restatement and remediation-related expenses	38	580		618
LCD settlements, net	(38,511)	-		(38,511)
Loss on disposal of subsidiaries	363	-		363
Acquisition-related amortization of intangibles	170	5,610		5,780
Total non-GAAP operating income adjustments	(37,940)	6,190		(31,750)
Non-GAAP operating income	**$ 24,419**	**$ 29,587**	**$ (3,818)**	**$ 50,188**
GAAP operating margin	**2.67%**	**0.66%**		**1.39%**
Non-GAAP operating margin	**1.04%**	**0.83%**		**0.85%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q4 FY15

(In thousands)	Three months ended January 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,563,662**	**$ 4,775,829**		**$ 7,339,491**
GAAP operating income[1]	$ 37,776	$ 67,878	$ (3,970)	$ 101,684
Restatement and remediation-related expenses	36	2,329		2,365
Loss on disposal of subsidiaries	1,330	-		1,330
Acquisition-related amortization of intangibles	170	6,184		6,354
Total non-GAAP operating income adjustments	1,536	8,513		10,049
Non-GAAP operating income	**$ 39,312**	**$ 76,391**	**$ (3,970)**	**$ 111,733**
GAAP operating margin	**1.47%**	**1.42%**		**1.39%**
Non-GAAP operating margin	**1.53%**	**1.60%**		**1.52%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q3 FY15

(In thousands)	Three months ended October 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,644,085**	**$ 4,117,096**		**$ 6,761,181**
GAAP operating income[1]	$ 42,194	$ 28,407	$ (3,856)	$ 66,745
Restatement and remediation-related expenses	877	1,187		2,064
LCD settlements, net	(5,059)	-		(5,059)
Acquisition-related amortization of intangibles	170	6,883		7,053
Total non-GAAP operating income adjustments	(4,012)	8,070		4,058
Non-GAAP operating income	**$ 38,182**	**$ 36,477**	**$ (3,856)**	**$ 70,803**
GAAP operating margin	**1.60%**	**0.69%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.89%**		**1.05%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Net Income and EPS

(In thousands, except per share data)	Three months ended												Three months ended		
	October 31, 2014			January 31, 2015			April 30, 2015			7/31/2015 (2)			October 31, 2015		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$66,745	$41700	$1.09	$101684	$80,677	$2.11	$81938	$51277	$1.38	$106,236	$76,412	$2.09	$68,053	$41900	$1.18
Restatement and remediation-related expenses	2,064	1585	0.04	2,365	1845	0.05	618	478	0.01	184	101	-	47	31	-
LCD settlements	(5,059)	(3,182)	(0.08)	-	-	-	(38,511)	(26,823)	(0.72)	(21527)	(13,301)	(0.36)	(3,049)	(1001)	(0.03)
Loss on disposal of subsidiaries	-	-	-	1330	1330	0.03	363	363	0.01	154	96	-	182	114	0.01
Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale (1)	-	-	-	-	(13,601)	(0.35)	-	-	-	-	-	-	-	-	-
Value added tax assessment	-	-	-	-	-	-	-	-	-	(9,563)	(15,011)	(0.41)	-	-	-
Acquisition-related amortization of intangibles	7,053	5,181	0.13	6,354	4,667	0.12	5,780	4,284	0.12	5,707	4,198	0.11	5,671	4,150	0.12
Total non-GAAP adjustments	4,058	3,604	0.09	10,049	(5,759)	(0.15)	(31750)	(21698)	(0.58)	(25,065)	(23,917)	(0.66)	2,851	3,294	0.10
Non-GAAP results	**$ 70,803**	**$ 45,304**	**$ 1.18**	**$ 111,733**	**$ 74,918**	**$ 1.96**	**$ 50,188**	**$ 29,579**	**$ 0.80**	**$ 81,170**	**$ 52,495**	**$ 1.43**	**$ 70,904**	**$ 45,194**	**$ 1.28**

(1) During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

(2) Non-GAAP operating income for the three months ended July 31, 2015 excludes a net benefit related to value added tax assessments of $9.6 million. Non-GAAP net income and non-GAAP diluted EPS exclude this item and a reduction in the accrual for associated interest expense of $9.0 million, net of the tax impact.

Return on Invested Capital (Non-GAAP)

TECD ROIC Formula:

$$\frac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital} - \textit{Average Cash}}$$

$ in thousands

	January 31, 2013	January 31, 2014	January 31, 2015	October 31, 2015
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$310,259	$274,937	$307,985	$313,996
Non-GAAP effective tax rate	28.9%	31.5%	31.8%	30.0%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$220,666	$188,200	$210,172	$219,750
Average Invested Capital:				
Short-term debt (5-qtr average)	$70,141	$66,601	$40,342	$22,219
Long-term debt (5-qtr average)	174,957	351,689	351,967	351,050
Non-GAAP Shareholders' Equity (5-qtr average)	1,920,376	1,973,198	2,103,329	1,975,455
Total average capital	2,165,474	2,391,488	2,495,638	2,348,724
Less: Cash (5-qtr average)	(389,029)	(459,011)	(573,199)	(584,629)
Average invested capital less average cash	$1,776,445	$1,932,477	$1,922,439	$1,764,095
ROIC	12%	10%	11%	12%

** Trailing Twelve Months is abbreviated as TTM*